UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) July 12, 2005
                                                        ------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                   1-12386                            13-3717318
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           (Commission File Number)        (IRS Employer Identification No.)

           One Penn Plaza, Suite 4015
              New York, New York                                    10119-4015
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    (Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On July 12, 2005, Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (the "Trust"), entered into an Underwriting Agreement, dated as of July 12, 2005 (the "Underwriting Agreement"), between Wachovia Capital Markets, LLC, on the one hand, and the Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other, with respect to the offering by the Trust (the "Offering") of 2,500,000 shares ("Offered Shares") of the Trust's common shares of beneficial interest, par value $0.0001 per share, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-121708) as amended and supplemented by a prospectus supplement dated July 12, 2005. The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

On July 13, 2005, the Trust issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On July 18, 2005, McKennon Shelton & Henn LLP delivered its legality opinion with respect to the Offered Shares. A copy of the legality opinion is attached as Exhibit 5.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) Exhibits

                 1.1 Underwriting Agreement, dated as of July 12, 2005, between Wachovia Capital Markets, LLC, on the one hand, and Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other

                 5.1         Opinion of McKennon Shelton & Henn LLP

                23.1 Consent of McKennon Shelton & Henn LLP (included as part of Exhibit 5.1)

                99.1         Press release issued July 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Lexington Corporate Properties Trust


Date: July 18, 2005               By:  /s/ T. Wilson Eglin
                                       -----------------------------------------
                                       T. Wilson Eglin
                                       Chief Executive Officer

                                  Exhibit Index
                                  -------------

           Exhibit Number                         Description

                1.1 Underwriting Agreement, dated as of July 12, 2005, between Wachovia Capital Markets, LLC, on the one hand, and Lexington Corporate Properties Trust, Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P., on the other

                5.1          Opinion of McKennon Shelton & Henn LLP

                23.1 Consent of McKennon Shelton & Henn LLP (included as part of Exhibit 5.1)

                99.1         Press release issued July 13, 2005